Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories

14. INVENTORIES

As at December 31,	2024	2023
Product
Crude Oil	2,297	2,084
Diluent	401	379
Natural Gas and NGLs	77	68
Refined Products	1,176	1,073
Total Product	3,951	3,604
Parts and Supplies	545	426
	4,496	4,030
For the year ended December 31, 2024, approximately $42.8 billion of produced and purchased inventory was recorded as an expense (2023 – approximately $39.1 billion).
As at December 31, 2024, the Company had no inventory write-downs. As at December 31, 2023, the Company recorded non-cash inventory write-downs of $86 million and $3 million in refined products and crude oil inventory, respectively. The non-cash inventory write-downs were included in purchased product, transportation and blending expense.